Exhibit 99.1

ALEXANDER & BALDWIN, INC. Cessation of Sugar Operations & Transition to Diversified Ag Model January 7, 2016

DISCLOSURE Statements in this call and presentation that are not historical facts are “forward - looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward - looking statements . Factors that could cause actual results to differ materially from those contemplated in the statements include, without limitation, those described on pages 17 to 30 of the Company’s 2014 Annual Report on Form 10 - K and in our other subsequent filings with the SEC . These forward looking statements are not guarantees of future performance . We do not undertake any obligation to update our forward - looking statements . 2

CESSATION OF SUGAR OPERATIONS AND TRANSITION TO DIVERSIFIED AG MODEL • Sugar cessation and transition plan approved on Dec 31, 2015 – Poor operating performance – Outlook for continued losses • Myriad challenges with harvesting and milling processes • Low sugar prices • Notified employees and key stakeholders on Jan 6, 2016 • Final sugar harvest expected to conclude by the end of 2016 3

EMPLOYEE IMPACT • Highly capable team allowed HC&S to operate far longer than other sugar plantations • Over 650 employees affected – No immediate layoffs – Beginning in March, employees laid off as their functions completed – Several hundred to be retained through December 2016 • Small team will be retained after 2016 to help manage the diversified ag operations • Focused on smoothing transition for affected employees – Enhanced severance offered – Transition coordination services 4

FACTORS DRIVING FINANCIAL RESULTS • 2015 Agribusiness operating losses are significant • 2016 Agribusiness operating performance should improve • Significant book losses associated with sugar cessation: – Personnel - related costs spread between 2015 and 2016, but cash expected to be paid out in 2016 and early 2017 – Non - cash asset impairment charges and accelerated depreciation – Property removal, restoration, and other cessation - related costs primarily recognized during 2016 • Cessation currently projected to be a cash neutral event – Recapture of working capital, proceeds from final harvest, and cash tax benefits, projected to offset cash outlays for cessation 5

2015/2016 AGRIBUSINESS FINANCIAL INFORMATION (ESTIMATES) 6 Unaudited 2015 2016 (Dollars in Millions, except per share amounts) Low High Low High Agribusiness pre - tax operating loss 30 32 5 15 Agribusiness pre - tax cessation charges 22 23 90 110 Agribusiness pre - tax loss 52 55 95 125 Tax benefit (20) (21) (37) (49) Agribusiness segment after - tax net loss 32 34 58 76 Agribusiness negative EPS impact* 0.65 0.69 1.17 1.54 * Assumes weighted average diluted shares of 49.5 million Note: Book financial impacts (above) are presented as affecting 2015 and 2016; however, some cash flow impact will occur in e arl y 2017.

CONTINUING SUGAR OPS IN 2016 • Monetizing the sugar crop in the field significantly reduces the total cash impact of the cessation, making cessation cash neutral • Continuing sugar operations in 2016 is an economical means of positioning the land for the transition to a diversified ag model 7

THE FUTURE - DIVERSIFIED AG MODEL • Advancing evaluation and planning • Implementation will start this year, likely to span several years • Considerable time and energy expended in identifying diversified ag model • Focused on a narrow range of options to keep lands in cultivation • Considering a mix of operations, including an ag park 8

THE FUTURE - DIVERSIFIED AG MODEL • Expect diversified ag model to produce far less volatile results than sugar business – Eliminates high fixed - cost sugar operation – Diversification of plantation reduces risk – Anticipate risk sharing with third parties through partnerships and leases • Once cessation is completed, expect Ag segment to be breakeven or better 9

KEY TAKEAWAYS 1. Difficult decision, but will lower Ag segment’s future earnings volatility and position it on a path toward improved profitability 2. Anticipate cessation will be cash flow neutral , based on current production estimates and sugar prices for the final harvest 3. New diversified ag model is expected to provide long - term, low - cost to breakeven use for the land and is designed to keep lands productive, which is important in retaining their value 4. Actively creating value through R eal Estate and M aterials & Construction operations , and continue to seek additional ways to create value in 2016 and beyond 10

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